Exhibit 32.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, S. Gene Thompson, Vice President and Chief Financial Officer of Gasel Transportation Lines Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,:

1. The Annual Report on Form 10-KSB of the Registrant for the period ended December 31, 2004 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to Gasel Transportation Lines, Inc. and will be retained by Gasel Transportation Lines, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: April 15, 2005

                                             /s/ S. Gene Thompson
                                             S. Gene Thompson, Vice President
                                             & Chief Financial Officer



                                  End of Filing